UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2024

CHARGE ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41354	90-0471969
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

125 Park Avenue, 25th Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212)921-2100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	CRGE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, on December 1, 2023, Charge Enterprises, Inc. (sometimes referred to herein as “Company”, “we,” “us,” “our”, “Charge” or similar terms) entered into retention agreements (the “Retention Agreements”) with certain key employees of the Company, including its named executive officers Mr. Craig Denson, interim Chief Executive Officer and Chief Operating Officer, Ms. Leah Schweller, Chief Financial Officer, and Mr. James Biehl, Chief Legal and Compliance Officer (collectively, the “Executives”).

Pursuant to the Retention Agreements with the Executives, Mr. Denson, Ms. Schweller and Mr. Biehl were entitled to a retention bonus of $200,000, $150,000 and $175,000, respectively, 50% payable on December 15, 2023, and 50% payable on February 29, 2024, less applicable deductions and withholdings. On January 24, 2024, the Company entered into amended and restated agreements (the “A&R Retention Agreements”), pursuant to which the February 29, 2024 payment date was amended to on or before January 31, 2024. Additionally, Mr. Denson’s A&R Retention Agreement provides that the bonus payable to him on March 1, 2024 under his employment letter agreement with the Company dated November 6, 2023 will instead be payable on or before January 31, 2024. The A&R Retention Agreements did not otherwise amend the Retention Agreements or employment letter agreements with the Executives, except that in each case, the required stay period for the Executive was increased by one month and now provides should the Executive’s employment terminate prior to March 29, 2024 (instead of February 29, 2024) for any reason other than as a result of the termination of employment by the Company without Cause or the termination of employment by the Executive for Good Reason (as such terms that are defined in the employment letter agreements with such Executives and disclosed on our Quarterly Report on Form 10-Q or our Current Report on Form 8-K/A, each filed on November 8, 2023), the Executive will not be entitled to the bonus and will be obligated to return to the Company any portion of the bonus previously paid within three (3) business days following the termination of employment.

The foregoing description of the A&R Retention Agreements does not purport to be complete and is qualified in its entirety by reference to the agreements, copies of which are filed as Exhibits 10.1 through 10.3 to this Current Report on Form 8-K.

8.01.  Other Information

As previously disclosed, in November 2023, the Company received default letters from Arena Investors, LP (“Arena”) and several affiliated entities that were holders of its notes payable dated May 19, 2021 and December 17, 2021 (collectively, the “Notes”). The Company also received a default letter from Arena under that certain Exchange Agreement, dated June 30, 2022, pursuant to which convertible notes previously held by Arena and its affiliates (the “Convertible Notes”) were exchanged for Series D Preferred Stock (the “Exchange Agreement”), which alleged similar defaults. The default letters demanded repayment of the Notes and additional amounts of penalty interest, liquidated damages and other costs. The Company had been attempting to resolve its disagreements with Arena regarding the Notes before the default letters and had continued in discussions after their receipt.

On January 19, 2024, the Company received a foreclosure notice (the “Notice”) from an affiliate of Arena (the “Agent”). The Notice, which purported to be delivered pursuant to the New York Uniform Commercial Code, states that, to satisfy the Company’s outstanding secured indebtedness under the Notes, the Agent intends to sell 100% of the Company’s equity interest in its subsidiaries Charge Investments, Inc., Charge Infrastructure Holdings, Inc., and Transworld Enterprises, Inc. and the assets (other than the equity interests) owned by Charge Communications, Inc., Go2Tel.com, Inc., and PTGi International Carrier Services, Inc. (the “Collateral”) at an auction to begin on February 16, 2024, or such later date as the Agent may decide (the “Sale Date”) at a minimum sale price of $23,333,180. The Notice also states that the Agent disputes whether the Convertible Notes were converted to equity interests pursuant to the Exchange Agreement, that the Convertible Notes are not subject to the Notice, and reserves all rights pursuant to the Convertible Notes.

The Agent is acting pursuant to an Amended and Restated Security Agreement, dated May 19, 2021 and a Security Agreement, dated December 17, 2021, each by and among the Company and its secured creditors, copies of which are deemed to be filed with this Current Report on Form 8-K as Exhibit 10.4 and 10.5, respectively.

The Company remains in discussions with Arena before the auction is scheduled on February 16, 2024. The Company is also continuing to evaluate strategic alternatives, including reorganizing or restructuring, refinancing its debt, seeking additional debt or equity capital, reducing or delaying our business activities or other strategic transactions and/or other measures. However, there can be no assurance that the Company will be successful in any of the foregoing and, if not successful, the Company’s ability to continue as a going concern will likely be materially adversely affected.

Notice Regarding Forward-Looking Information

This report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect current expectations or beliefs regarding future events or Charge's future performance. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", “potential”, "continues", "forecasts", "projects", "predicts", "intends", "anticipates", "targets" or "believes", or variations of, or the negatives of, such words and phrases or state that certain actions, events or results "may", "could", "would", "should", "might" or "will" be taken, occur or be achieved. All forward-looking statements, including those herein, are qualified by this cautionary statement. Although Charge believes that the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. Such risks and uncertainties include statements regarding litigation efforts, the recoverability of certain Company assets, the Company’s ability to maintain internal capital sufficient to pursue the above litigation at all times necessary going forward and other risks discussed in Charge's filings with the U.S. Securities and Exchange Commission ("SEC"). Readers are cautioned that the foregoing list of risks and uncertainties is not exhaustive of the factors that may affect forward-looking statements. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements in this report speak only as of the date of this press release or as of the date or dates specified in such statements. For more information on us, investors are encouraged to review our public filings with the SEC, including the factors described in the section captioned “Risk Factors” of Charge’s Annual Report on Form 10-K filed with the SEC on March 15, 2023, and subsequent reports we file from time to time with the SEC, including Charge’s Quarterly Report on Form 10-Q filed with the SEC on November 8, 2023, which are available on the SEC's website at www.sec.gov. Charge disclaims any intention or obligation to update or revise any forward- looking information, whether as a result of new information, future events or otherwise, other than as required by law.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
10.1	Amended and Restated Retention Agreement, dated January 24, 2024, by and between Charge Enterprises, Inc. and Craig Denson.
10.2	Amended and Restated Retention Agreement, dated January 24, 2024, by and between Charge Enterprises, Inc. and Leah Schweller.
10.3	Amended and Restated Retention Agreement, dated January 24, 2024, by and between Charge Enterprises, Inc. and James Biehl.
10.4	Amended and Restated Security Agreement, dated May 19, 2021, by and between Charge Enterprises, Inc. and the investors signatory thereto (Incorporated by reference to Exhibit 10.21 to our Form S-1/A as filed on June 11, 2021).
10.5	Security Agreement, dated December 17, 2021, by and between Charge Enterprises, Inc. and the investors signatory thereto (Incorporated by reference to Exhibit 10.3 to our Form 8-K as filed on December 23, 2021).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned duly authorized.

Dated: January 25, 2024

CHARGE ENTERPRISES, INC.

By:	/s/ Leah Schweller
Leah Schweller Chief Financial Officer

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